Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Stockholders' Equity
Stockholders’ Equity
Prior to April 1, 2010, we had 100 shares of outstanding common stock. In the second quarter of 2010, we issued common stock as part of our corporate reorganization. A reconciliation of the number of shares of our common stock follows.

	Year ended December 31,
	2011	2010 (1)
	(In thousands)
Common stock - issued:
Balance, beginning of period	72,843	—
Shares issued to Citi in connection with the IPO	—	75,000
New shares of common stock issued, net	348	11
Shares of common stock issued upon lapse of restricted stock units (RSUs)	784	122
Common stock retired	(9,092)	—
Treasury stock retired	—	(2,290)
Balance, end of period	64,883	72,843
Treasury stock:
Balance, beginning of period	—	—
Treasury stock contributed from Citi	—	(5,021)
Treasury stock acquired	—	(6)
Treasury stock reissued as restricted common stock	—	2,737
Treasury stock retired	—	2,290
Balance, end of period	—	—
Common shares outstanding, end of period	64,883	72,843
____________________
(1) Period following our corporate reorganization and IPO on April 1, 2010

In November 2011, we repurchased approximately 8.9 million shares from Citi at a price of $22.42 per share, for a total purchase price of approximately $200.0 million. The per-share purchase price was determined based on the volume-weighted average price per share of Primerica common stock during the seven-day period prior to execution of the repurchase agreement. We funded this repurchase with funds made available by a dividend from Primerica Life to the Parent Company.

The above reconciliation excludes RSUs which do not have voting rights and are subject to sale restrictions. As the restrictions lapse during the three years following the issuance of the RSUs, we will issue common shares with voting rights. As of December 31, 2011, we had a total of approximately 3.2 million RSUs outstanding, including approximately 535,200 RSUs granted in 2011.

The following 2010 transactions took place in 2010 on or after April 1, 2010:

•	we issued 74,999,900 shares of common stock to Citi;

•	we issued warrants to Citi, exercisable for 4,103,110 additional shares of our common stock;

•	our common stock began trading under the ticker symbol PRI on the New York Stock Exchange;

•	Citi sold 24,564,000 shares of our common stock to the public in the IPO;

•	Citi contributed 5,021,412 shares of common stock back to us;

•	we granted equity awards consisting of 2,615,000 RSUs to certain sales force leaders;

•	we granted 2,560,000 equity awards to management in the form of restricted common stock and RSUs;

•	we issued 210,166 shares of restricted common stock upon the conversion of fully vested restricted stock awards previously granted by Citi and held by certain of our sales force leaders;

•	we issued 11,246 shares of restricted common stock upon the conversion of restricted stock awards previously granted by Citi and held by management;

•	we retired 2,284,375 common shares underlying the RSU awards described above, plus an additional 7,098 common shares to cover withholding taxes and employee forfeitures; and

•	we granted 11,858 shares of restricted common stock to our independent directors.
As a result of the issuance of the 2010 equity awards, we recorded non-cash compensation charges based on the fair value of awards vested during the reporting period. Employee awards representing 2,571,246 shares were measured at their April 1, 2010 grant date fair values of $15.00 per share and vest over three years. We believe compensation expense related to these awards will be approximately $3.1 million per quarter, subject to change based on deviations from our forecasted forfeiture rates.
We granted 1,865,000 RSUs to certain sales force leaders on April 1, 2010. These RSUs were fully vested on April 1, 2010 with deferred delivery occurring over three years. We recorded the related compensation expense for the IPO grants, which excluded the converted awards, upon vesting. Because the awards were subject to deferred delivery and/or sale restrictions following their vesting, their fair value was discounted to reflect a corresponding illiquidity discount.
An additional 750,000 RSUs were granted to sales force leaders between April 1, 2010 and October 1, 2010, which vested between July 1, 2010 and January 1, 2011 with deferred delivery occurring over three years. We recognized approximately $12.3 million of expense in 2010 for these awards. The fair value of these awards has been discounted to properly reflect the illiquidity discount due to sales restrictions existing after the awards have vested.
In connection with the conversion of Citi stock awards to Primerica stock awards and concurrent with the signing of the reinsurance agreements on March 31, 2010, we recorded a reclass of approximately $23.5 million from due to affiliates and other liabilities to paid-in capital and Citi converted the underlying payable to a capital contribution.
In April 2010, Citi sold approximately 16.4 million shares of our common stock to Warburg Pincus for an aggregate purchase price of $230.0 million. The sale also included warrants held by Citi that will allow the Warburg Pincus funds to acquire from us an aggregate of approximately 4.1 million additional shares of our common stock, for up to seven years, at an exercise price of $18.00 per share. The warrants may be physically settled or net share settled at the option of the warrant holder. The warrant holder does not have the option to cash settle any portion of the warrants. The warrants are classified as permanent equity based on the fair value at the original April 1, 2010 issuance date. Subsequent changes in fair value will not be recognized as long as the warrants continue to be classified as equity. Because the warrants were issued as a return of capital to Citi, there was no net impact on stockholders’ equity related to the warrants. The warrant holder is not entitled to receipt of dividends declared on the underlying common stock or non-voting common stock (but will be entitled to adjustments for extraordinary dividends), or to any voting or other rights that might accrue to holders of common stock or non-voting common stock. As of December 31, 2011, Warburg Pincus owned approximately 16.4 million shares of our outstanding common stock.